Creating the Premier Commercial Bank in Southern California June 3, 2014 NASDAQ: CUNB OTCQB: FENB Exhibit 99.2

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities
Litigation Reform Act of 1995, which management believes are a benefit to shareholders. These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to certain risk factors, including those set forth from time to time in CU
Bancorp’s filings with the SEC. You should not place undue reliance on forward-looking statements and we undertake no obligation to update any such statements. Specific risks in this presentation include whether shareholders approve the merger, whether the companies receive regulatory approvals, the timing of closing, whether the companies have accurately predicted acquisition and consolidation expenses, the timing and amount of savings from consolidation, the expected earnings contributions of both companies and management’s ability to effectively integrate the companies.
This presentation may be deemed to be offering or solicitation materials of CU Bancorp and 1st Enterprise Bank in connection with the proposed merger of 1st Enterprise Bank with and into California United Bank. Shareholders of both companies are urged to read the joint proxy statement/prospectus that will be included in the registration statement on Form S-4, which CU Bancorp will file with the SEC in connection with the proposed acquisition, because it will contain important information about CU Bancorp, 1st Enterprise Bank, the acquisition and related matters. The directors and executive officers of CU Bancorp and 1st Enterprise Bank may be deemed to be participants in the solicitation of proxies from their respective shareholders. Information regarding CU Bancorp and security holdings of its officers, directors and principal shareholders can be found in CU Bancorp’s most recent Form 10-KA filed with the SEC.  Information as to both CU Bancorp and 1st Enterprise Bank and the securities holdings of their respective officers, directors and principal shareholders will be included in the joint proxy statement/prospectus when it is filed with the SEC. All documents which are filed with the SEC in connection with this transaction are or will be available for free, both on the SEC web site (http://www.sec.gov) and from CU Bancorp by directing a request to CU Bancorp 15821 Ventura Boulevard, Suite 100, Encino, California; Attention: Corporate Secretary and from 1st Enterprise
Bank by directing a request to 1st Enterprise Bank at 818 West
7th
Street, Suite 220, Los Angeles, CA, Attention: Corporate Secretary.
Pro forma, projected and estimated numbers are used for illustrative purposes only and are not forecasts, and actual results may differ materially.

Transaction Rationale
Combination to create a $2.2 billion “pure play” business bank in Southern California
Both companies have a track record of strong organic growth
Scarcity value for a business banking franchise in Southern California
Southern California offers an unparalleled opportunity for middle market business banks
Cultural similarities
Focused on small to mid-sized businesses as target clients
High quality deposit base (> 50% noninterest bearing deposits and 0.11% cost of deposits)
Conservative credit cultures and similar loan portfolio mix (> 50% combined C&I and OO CRE)
Performance driven business development philosophy
Management team comprised of veteran Southern California business bankers
Complementary strengths provide opportunities for revenue synergies
Partnership approach to create the “best-in-class” group of banking professionals for the pro forma company
Pro forma branch network covers the greater Los Angeles market
Leverages capital and increases liquidity
Draws on CUNB’s strong track record of transaction execution
Financially compelling projected pro forma results
Strategic
Partnership
Enhances
Value of Both
Franchises
Source: SNL Financial as of March 31, 2014

Summary of Terms
Name: CU Bancorp / California United Bank
Headquarters: Downtown Los Angeles (Current FENB headquarters)
Management: Chairman and CEO, David I. Rainer (current Chairman, President and CEO of CUNB)
Board Composition: 8 CUNB / 4 FENB
Ownership: 68% CUNB / 32% FENB
Consideration: 1.3450 shares of CUNB stock for each FENB share
100% stock consideration; fixed exchange ratio
Equivalent to $24.47 per FENB share ¹
13% premium to FENB’s last closing price ²
Deal value of approximately $103 million ¹
16.9x 2014 analyst EPS estimate
172% of tangible book value per share ³
Timing: Expected to close in Q4 2014
1 Based on CUNB closing price of $18.19 on June 2, 2014
2 Based on FENB closing price of $21.75 on June 2, 2014
3 As of March 31, 2014

President, K. Brian Horton (current President of FENB)
Chief Financial Officer, Karen A. Schoenbaum (current CFO of CUNB)

CU BANCORP

1st Enterprise Bank

CU BANCORP

1st Enterprise Bank

Company Overviews
Established in 2005
Completed two accretive transactions
California Oaks State Bank (12/31/10)
Premier Commercial Bancorp (7/31/12)
Raised $22.0 million and $10.3 million of common
equity in 2006 and 2011, respectively
Listed on NASDAQ Capital Market in October 2012
Added to Russell 3000 Index in June 2013
12.1% insider ownership
¹
36.4% institutional ownership
¹
Established in 2006
Raised $12.5 million of common equity in 2012
Funded $16.4 million of SBLF preferred equity in
2011
17.8% insider ownership
²
Company Highlights Company Highlights
1 Source: SNL Financial as of June 2, 2014
2 Source: Company information, as of May 15, 2014
Headquarters Encino, CA
Branches 8
Total Assets ($mm) $1,382
Gross Loans ($mm) $946
Total Deposits ($mm) $1,203
Noninterest Bearing Deposits (%) 54%
C&I + Own. Occ. CRE (%) 52%
NPAs / Assets (%) 0.60%
LTM Net Income to Common ($mm) $10.3
Headquarters Los Angeles, CA
Branches 3 + 1 LPO
Total Assets ($mm) $776
Gross Loans ($mm) $513
Total Deposits ($mm) $652
Noninterest Bearing Deposits (%) 49%
C&I + Own. Occ. CRE (%) 59%
NPAs / Assets (%) 0.57%
LTM Net Income to Common ($mm) $5.3

Creating the Premier Commercial Bank in Southern California
Strategic branch locations in growth markets with enormous potential customer base
Branches offer full array of banking services with easy freeway access and good visibility
Footprint over four Southern California counties: Los Angeles, Orange, San Bernardino and Ventura
Los Angeles County is the largest manufacturing center in the U.S.
¹
Four-county area is home to more than 550,000 small- to mid-sized businesses – core of the Southern CA economy²
Solid core deposits
> 50% non-interest bearing
$100 million+ target size for branches
Diversification of loan type and customer base
C&I and Own. Occ. CRE loans represent > 50% of total loans
Typical customers represent manufacturing, distribution and services industries
Strong leadership with deep roots in the community
Experienced teams live and work in community
Advisory boards composed of local business and civic leaders
Supporting nonprofits strengthens ties to customers and community
1 Source: LAEDC Kyser Center for Economic Research
2 Source: California Employment Development Department. Includes businesses with 1-499 workers
$102
$178
$260
$379
$457
$756
$800
$1,250
$1,408
$2,158
$0
$500
$1,000
$1,500
$2,000
$2,500
2005 2006 2007 2008 2009 2010 2011 2012 2013 Q1'14
Organic Assets ($mm) Assets Acquired in Year ($mm)
California Oaks State
Bank acquisition
closes
($137 Million)
Premier
Commercial Bank
acquisition closes
($450 Million)
FENB acquisition
($776 Million)
CUNB Asset Growth Since Inception

IPO

$4.8
$6.1
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
$8.0
2013 2014E²
$9.8
$11.3
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0
2013 2014E
Combination of Two Growth-Oriented Franchises
Source: SNL Financial
1 Mean analyst estimate as of June 2, 2014
2 Analyst estimate as of June 2, 2014
CUNB Performance
FENB Performance
Gross Loans ($mm) Total Deposits ($mm) Net Income to Common ($mm)
Gross Loans ($mm) Total Deposits ($mm) Net Income to Common ($mm)
26%
2013 represents 1st full year impact of PCB
16%
Noninterest bearing deposits
Interest bearing deposits
$489
$855
$933
$946
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
2011 2012 2013 Q12014
$381
$544
$632
$652
$309
$535
$600
$552
$691
$1,078
$1,232
$1,203
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2011 2012 2013 Q12014
$215
$287
$316
$322
$282
$325
$327
$330
$497
$612
$643
$652
$0
$100
$200
$300
$400
$500
$600
$700
2011 2012 2013 Q12014
$293
$409
$505
$513
$0
$100
$200
$300
$400
$500
$600
2011 2012 2013 Q12014
Noninterest bearing deposits
Interest bearing deposits
34%
CAGR
28%
CAGR
1

Lancaster
Palmdale
Vincent
Adelanto
Apple Valley
Victorville
Hesperia
Ord Mountains
Goleta
Santa Barbara
Isla Vista
Mira Monte
Santa Paula
Santa Clarita
Ventura
Moorpark
Simi Valley
San Fernando
Thousand Oaks
Agoura Hills
Port Hueneme
Santa Monica Mountains
Burbank
La Canada Flintridge
Altadena
Glendale
Pasadena
Glendora
San Gabriel Mountains
Crestline
Big Bear Lake
San Bernardino National Forest
Rancho Cucamonga
San Bernardino
Colton
Redlands
West Hollywood
Alhambra
Baldwin Park
El Monte
Los Angeles
Ontario
Walnut
Pomona
Chino
Rubidoux
Riverside
Yucaipa
Banning
Santa Cruz Island
Santa Monica
Culver City
Montebello
Whittier
Inglewood
Downey
La Habra
Norwalk
Yorba Linda
Fullerton
Torrance
Carson
Lakewood
Garden Grove
Lomita
Long Beach
Santa Ana
Seal Beach
Huntington Beach
Costa Mesa
Perris
San Jacinto
Newport Beach
Laguna Niguel
Murrieta
Temecula
Dana Point
San Clemente
Santa Catalina Island
Avalon
Fallbrook
Bonsall
Oceanside
Vista
San Marcos

CU BANCORP
1st Enterprise Bank

Attractive Footprint and Large Branch Size
CUNB (8 branches)
FENB (3 branches; 1 LPO)
Inland Empire:
FENB: $81 million
Downtown LA:
FENB: $331 million
Irvine/Newport Beach:
CUNB: $148 million
FENB: $240 million
Pro Forma: $388 million
Santa Clarita Valley:
CUNB: $94 million
Simi Valley:
CUNB: $14 million
Conejo Valley:
CUNB: $229 million
West LA:
CUNB: $256 million
San Fernando Valley:
CUNB: $207 million
Anaheim:
CUNB: $191 million
$100 Million+ Branches
Source: CUNB and FENB; branch deposits data as of March 31, 2014
Woodland Hills LPO
South Bay:
CUNB: $55 million
Pro forma average branch size of approx. $185
million in deposits
6 of 10 pro forma branches with deposits
greater than $100 million
Expands CUNB’s branch presence to Downtown LA
(pro forma headquarters) and Inland Empire
Branch consolidation in Irvine
Woodland Hills LPO to be consolidated into a CUNB
branch

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CU BANCORP
1st Enterprise Bank

Similar Strengths, Complementary Differences
Loan CAGR (‘09-’13) > 30%
NPAs/assets < 1.0%
C&I and Owner-Occupied CRE > 50%
Noninterest bearing deposits ~ 50%
Deep roots in local business community
Lobby level branches
Corporate suite branches
SBA lending platform
Interest rate swaps (fee income)
Advisory boards
Downtown LA financial center presence
Acquisition and integration experience
NASDAQ traded
Research analyst coverage
Pro Forma
5 1 5

C&I
31%
CRE-
Owner
Occupied
21%
CRE-Non
Owner
Occupied
30%
C&D
6%
1-4 Family
6%
Multifamily
4%
Other
2%
Pro Forma Loans and Deposits (As of March 31, 2014)
Source: SNL Financial
Nonint-
Bear
Demand
52%
Int-Bear
Trans
9%
MMDA &
Sav.
35%
Time
4%
Nonint-
Bear
Demand
49%
Int-Bear
Trans
7%
MMDA &
Sav.
42%
Time
2%
Nonint-
Bear
Demand
54%
Int-Bear
Trans
10%
MMDA &
Sav.
31%
Time
5%
C&I
32%
CRE-
Owner
Occupied
22%
CRE-Non
Owner
Occupied
29%
C&D
4%
1-4 Family
8%
Multifamily
3%
Other
2%
C&I
35%
CRE-
Owner
Occupied
24%
CRE-Non
Owner
Occupied
27%
C&D
0%
1-4 Family
11%
Multifamily
1%
Other
2%
Loan portfolio
Deposit base
CUNB FENB Pro Forma
CUNB FENB Pro Forma
$946 million loans
5.24% yield on loans (Q1’14)
$513 million loans
4.13% yield on loans (Q1’14)
$1,459 million loans
4.80% yield on loans (Q1’14)
$1,203 million deposits
0.12% cost of deposits (Q1’14)
$652 million deposits
0.11% cost of deposits (Q1’14)
$1,855 million deposits
0.11% cost of deposits (Q1’14)

Key Merger Assumptions
Cost savings
Approximately 20% of FENB noninterest expense base
Anticipate that 70% of cost savings will be realized in 2015; 100% phased-in by 2016
Consolidation of FENB’s Woodland Hills LPO
Revenue synergies: opportunities identified but none assumed
One-time charges: approximately $7.9 million pre-tax
Preferred stock: $16.4 million of FENB SBLF preferred stock to remain outstanding
1% preferred dividend thru March 1, 2016; 9% thereafter
$0.5 million initial write-down; 4 year impact using constant yield method (7.3%)
Core deposit intangible: 1.1% ($7.4 million); amortized over 10 years (sum-of-the-years digits methodology)
Loan mark:
Credit mark write-down of 1.9% of gross loans ($10.0 million)
Rate mark write-down of 0.8% of gross loans ($4.3 million)

Financially Compelling Combination
High single digits in 2015
1
>10% in 2016 with fully-phased in cost savings
~ 7% TBVPS dilution at close
~ 3.5 year TBVPS earn back
2
Pro forma capital ratios at close
TCE: 8.1%
Tier I Leverage: 9.6%
Total Risk-Based Capital: 11.5%
While there are no near term plans to redeem FENB’s preferred stock, CUNB will continually evaluate the cost and amount of capital required to support the pro forma balance sheet
Earnings
Accretion
Tang. Book
Value Impact
Pro Forma
Capital
Position
Projected results supported by CUNB’s strong history of transaction execution and CUNB management’s significant transaction integration experience over the course of their careers
1 Excluding transaction expenses
2 Earn back period is defined as the number of years for pro forma tangible book value per share to exceed stand-alone projected tangible book value per share

CU BANCORP

1st Enterprise Bank

CU BANCORP

1st Enterprise Bank

Pro Forma Financial Profile
Pro Forma
Total assets
Total loans
Total deposits
Market capitalization
Number of branches
Tang. common equity ratio
Tier I leverage ratio
Total risk-based ratio
Noninterest bearing demand (%)
Cost of deposits (Q1 2014) (%)
Nonperforming assets/total assets (%)
LTM ROAA (%)
LTM ROATCE (%)
$1.4bn
$0.9bn
$1.2bn
$204mm
2
8
9.3%
10.2%
13.0%
54%
0.12%
0.60%
0.76%
8.7%
$0.8bn
$0.5bn
$0.7bn
$84mm
2
3 + LPO
7.1%
9.5%
12.2%
49%
0.11%
0.57%
0.76%
10.1%
$2.2bn
$1.5bn
$1.9bn
10 + LPO
8.1%
3
9.6%
3
11.5%
3
0.59%
1 Based on financial information as of March 31, 2014, unless otherwise noted
2 Based on market data as of June 2, 2014
3 Projected at close
4 Projected 2016 results with fully phased-in cost savings
$298mm
2
52%
0.11%
0.9-1.1%
4
11-12%
4
1

Uniquely Attractive Southern California Franchise
1 Market cap based on CUNB closing price on June 2, 2014; balance sheet and deposit franchise data as of March 31, 2014
Source: SNL Financial; peer data based on March 31, 2014 financial data
Pro forma company will be 1 of 7 commercial banks headquartered in Southern California and traded on NASDAQ or NYSE with total assets of $2.0 - $10.0 billion
Pro forma Company is a uniquely attractive franchise within this market
Business banking focus
Growth profile (balance sheet and EPS)
Stellar funding base (loan/deposit ratio, deposit composition and deposit cost)
Large branch size
Balance Sheet Loan Portfolio Deposit Franchise
MRQ Non- Avg.
Market Total Loans / C&I+ CRE Cost of Interest Branch
Cap. Assets Deposits OO CRE NOO Deposits Bearing Deposits
Company ($mm) ($bn) (%) (%) (%) (%) (%) ($mm)
CVB Financial Corp. 1,566 6.9 67 30 39 0.10 53 104
BBCN Bancorp Inc. 1,228 6.7 97 49 44 0.52 27 105
Opus Bank 850 4.0 107 19 10 0.52 18 49
Banc of California Inc. 328 4.0 77 12 12 0.76 14 173
Wilshire Bancorp Inc. 801 3.6 98 42 44 0.51 30 81
Hanmi Financial Corp. 691 3.1 91 51 38 0.52 33 93
Pro Forma CUNB
1
298 2.2 79 54 29 0.11 52 185

Uniquely Attractive Southern California Franchise
“Pure play” business banking franchise on both sides of the balance sheet
Source: SNL Financial as of March 31, 2014
C&I + Owner Occ. CRE (% of Total) Non Owner Occ. CRE (% of Total)
MRQ Cost of Deposits
Noninterest Bearing Deposits (% of Total)
39%
44%
10%
12%
44%
38%
29%
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
CVBF BBCN OPB BANC WIBC HAFC Pro
Forma
CUNB
30%
49%
19%
12%
42%
51%
54%
0%
10%
20%
30%
40%
50%
60%
CVBF BBCN OPB BANC WIBC HAFC Pro
Forma
CUNB
0.10%
0.52% 0.52%
0.76%
0.51%
0.52%
0.11%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
CVBF BBCN OPB BANC WIBC HAFC Pro
Forma
CUNB
53%
27%
18%
14%
30%
33%
52%
0%
10%
20%
30%
40%
50%
60%
CVBF BBCN OPB BANC WIBC HAFC Pro
Forma
CUNB

Benefits to All Stakeholders
Scarcity value of $2.2 billion asset SoCal business banking platform
Financially compelling projected pro forma results
Enhanced trading liquidity with larger pro forma market capitalization
Broadened investor base
Shared high standard for the quality of customer service
Expanded footprint and market reach
Larger lending base
Broader product offerings
Partnership approach to forming pro forma management team
Partnership of both boards of directors with strong ties to community
Branch consolidation in Irvine
Shareholders
Customers
Employees

CU BANCORP

1st Enterprise Bank

CU BANCORP
1st Enterprise Bank

David I. Rainer
Chairman, President & CEO
(818) 257-7700
drainer@cunb.com
Karen A. Schoenbaum
Executive VP & CFO
(818) 257-7700
kschoenbaum@cunb.com
John C. Black
CEO
(213) 430-7070
jblack@1stenterprisebank.com
David C. Holman
Chairman
(949) 399-5075
dholman@1stenterprisebank.com